UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2021

INVO BIOSCIENCE, INC.

(Exact name of registrant as specified in charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5582 Broadcast Court Sarasota, Florida (Address of principal executive offices)	34240 (Zip Code)

Registrant’s telephone number, including area code: (978) 878-9505
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	INVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 10, 2021, our wholly-owned subisidary, INVO Centers, LLC, entered into a limited liability company agreement with HRCFG, LLC (the “JV LLC Agreement”) to form a joint venture for the purpose of commercializing our technologies related to our INVOcell and procedure for an in vivo method of vaginal incubation at a dedicated INVO fertility clinic in Birmingham Alabama. The name of the joint venture LLC is HRCFG INVO LLC (the “JV Company”) and the members are INVO Centers LLC and HRCFG, LLC. HRCFG’s responsibilities include providing clinical practice expertise perform recruitment functions, provide all necessary training, and provide day-to-day management of the clinic. INVO Centers will provide access to and will be the exclusive provider to the JV Company of the INVOcell and procedure. INVO Centers will also perform all required in vitro fertilization industry specific compliance and accreditation functions and product documentation for product registration. INVOcell will also provide a reasonable amount of funding to the JV Company. In connection with the formation of the JV Company, we provided an initial $30,000 in funding. In connection with such funds, HRCFG issued us a note (the “Note”) under which these funds will be repaid from 30% of JV Company’s operating profit. Interest on such funds accrues at a rate of 1.5%.  In addition, promptly upon opening the BHAM Clinic for business, we will issue to HRCFG 25,000 shares of our common stock. We will issue to HRCFG an additional 25,000 shares of our common stock for each additional INVOcell-based clinic opened for business by the JV Company.

The foregoing summary of the JV LLC Agreement and Note do not purport to be complete and is qualified in its entirety by reference to the full text of the JV LLC Agreement and Note, a copies of which is filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 3.02  Recent Sale of Unregistered Securities

See disclosure from Item 1.01 above which is incorporated herein by reference.   The shares referenced in Item 1.01, when issued, will be issued based on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01     Other Events

On March 15, 2021, we issued a press release titled “INVO Bioscience Signs Agreement to Open First Joint Venture INVOcell Clinic in the United States”  A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	HRCFG INVO LLC limited liability company agreement
10.2	Note
99.1	Press Release dated March 15, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVO BIOSCIENCE, INC.

	By:	/s/ Steven Shum
	Name:	Steven Shum
	Title:	Chief Executive Officer

Dated March 15, 2021